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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2004

                              HANOVER DIRECT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
                            (COMMISSION FILE NUMBER)

                DELAWARE                                 13-0853260
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
            OF INCORPORATION)                      IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                             07020
          (ADDRESS OF PRINCIPAL                          (ZIP CODE)
           EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release, dated August 10, 2004, announcing operating results for the thirteen weeks ended June 26, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On August 10, 2004, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the thirteen weeks ended June 26, 2004. A copy of such press release is furnished as an exhibit to this Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2004, the Company issued a press release announcing operating results for the thirteen weeks ended June 26, 2004. A copy of such press release is furnished as an exhibit to this Form 8-K.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANOVER DIRECT, INC.
                                   ---------------------------------------------
                                                (Registrant)

August 10, 2004                    By:    /s/ Charles E. Blue
                                   ---------------------------------------------
                                   Name:  Charles E. Blue
                                   Title: Senior Vice President and
                                          Chief Financial Officer